CONTACT: Dianne Ambrose, dambrose@aflcio-hit.com; 202-467-2569

March 2, 2021

Former St. Paul Mayor Chris Coleman is New Chair of AFL-CIO Housing Investment Trust Board of Trustees

Washington, D.C. – The AFL-CIO Housing Investment Trust (HIT) announced that Chris Coleman presided at his first meeting as new Chair of its Board of Trustees today. Coleman, elected by the HIT’s union and public pension fund investors, is President and CEO of Twin Cities Habitat for Humanity. The St. Paul, Minnesota native served as mayor of that city from 2006 to 2018.

The HIT is a fixed-income, investment grade mutual fund with $6.8 billion in assets. Established by the AFL-CIO, the HIT has been a leader for more than 35 years in putting labor’s capital to work to seek competitive returns and achieve mission-related collateral objectives.

“Chris Coleman is a highly respected leader in all aspects of the HIT’s mission,” said Chang Suh, HIT’s CEO. “He brings to our Board an extraordinary record of achievement in impact investment, job creation, affordable and workforce housing, social justice and racial equity. As St. Paul’s mayor, Chris built important partnerships with the Twin Cities’ labor unions, including the local Building and Construction Trades, in one of the HIT’s most active markets.”

“I am enormously proud to help lead the HIT into the fourth decade of its mission to achieve competitive fixed-income returns, while creating good union jobs for working families and improving the nation’s affordable housing stock, particularly in this time of urgent need,” Coleman said.

In his three terms as St. Paul’s mayor, Coleman oversaw numerous economic development projects that included the Green Line light rail, St. Paul’s baseball park CHS Field, the professional soccer stadium Allianz Field, the Palace Theater, and the Penfield Apartments, a HIT investment. He improved the city of St. Paul’s hiring and procurement practices to create a workforce that mirrors the city’s diverse population. Coleman successfully fought to require that any new housing constructed using public resources must keep at least 20% of its units affordable to low-income residents.

As President and CEO of Twin Cities Habitat for Humanity since 2018, Coleman oversees the organization’s efforts to build the quality of life, health, and economic prosperity of the seven-county metro region by producing, preserving, and advocating for affordable housing.

From 2013 to 2014, Coleman was the President of the National League of Cities. There he led the group’s successful efforts for education opportunities, environmental sustainability, and public infrastructure.

Prior to his election as Mayor, Coleman served for six years on the St. Paul City Council. He was also an investment advisor for RBC Dain Rauscher, specializing in non-profit organizations and endowments. Previously, he served as a public defender and prosecutor for Hennepin County, Minnesota.

Coleman earned his bachelor’s and law degrees from the University of Minnesota.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income, investment grade mutual fund with $6.8 billion in assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives of creating union jobs and affordable and workforce housing. Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's current prospectus. To obtain a current prospectus visit the HIT's website at www.aflcio-hit.com. Past performance is no guarantee of future results.

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